Exhibit 99.2

IRET
INVESTORS REAL ESTATE TRUST

THIRD QUARTER 2016
Supplemental Operating & Financial Data

Supplemental Financial and Operating Data
Table of Contents
January 31, 2016

Page

Company Background	2

Property Cost by Segment and by State	4

Key Financial Data
Condensed Consolidated Balance Sheets	5
Condensed Consolidated Statements of Operations	6
Funds From Operations	7
Adjusted EBITDA	8

Capital Analysis
Long-Term Mortgage Debt Analysis	9
Long-Term Mortgage Debt Detail	10-11
Capital Analysis	12

Portfolio Analysis
Same-Store Properties Net Operating Income Summary	13
Net Operating Income Detail	14-17
Same-Store Properties and All Properties Occupancy Levels by Segment	18

Tenant Analysis
Multifamily Summary	19
Commercial Leasing Summary	20-22
10 Largest Commercial Tenants - Based on Annualized Base Rent	23
Commercial Lease Expirations	24

Growth Analysis
Acquisitions and Development Summary	25
Acquisitions and Development Liquidity Profile	26

Definitions	27

Company Background
Third Quarter Fiscal 2016

We are a self-administered, equity real estate investment trust (REIT) investing in a portfolio of income-producing properties located primarily in the upper Midwest.  Our portfolio consists of multifamily; healthcare, including senior housing; and industrial segments.

As of January 31, 2016, we held for investment a portfolio of 177 properties consisting of 94 multifamily properties, 66 healthcare properties (including senior housing), 7 industrial properties and 10 other commercial properties.   Our common shares, Series A preferred shares and Series B preferred shares are publicly traded on the New York Stock Exchange (NYSE symbols: IRET, IRETPR and IRETPRB, respectively).

Company Snapshot
(as of January 31, 2016)

Company Headquarters	Minot, North Dakota
Fiscal Year-End	April 30
Reportable Segments	Multifamily, Healthcare, Industrial
Total Properties Held for Investment	177
Total Units Held for Investment (multifamily properties)	12,401
Total Square Feet Held for Investment (commercial properties)	4.5 million
Common Shares Outstanding (thousands)	121,034
Limited Partnership Units Outstanding (thousands)	13,864
Common Share Distribution - Quarter/Annualized	$0.13/$0.52
Dividend Yield	8.0%
Total Capitalization (see p.12 for detail)	$2.0 billion

Investor Information
(as of January 31, 2016)

Board of Trustees

Jeffrey L. Miller	Trustee and Chairman
John D. Stewart	Trustee, Vice Chairman, and Chair of Nominating and Governance Committee
Jeffrey K. Woodbury	Trustee, Chair of Audit Committee
Linda J. Hall	Trustee, Chair of Compensation Committee
Jeffrey P. Caira	Trustee
Terrance P. Maxwell	Trustee
Stephen L. Stenehjem	Trustee
Timothy P. Mihalick	Trustee, President and Chief Executive Officer

Management

Timothy P. Mihalick	President and Chief Executive Officer; Trustee
Diane K. Bryantt	Executive Vice President and Chief Operating Officer
Ted E. Holmes	Executive Vice President and Chief Financial Officer
Michael A. Bosh	Executive Vice President, General Counsel and Assistant Secretary
Mark W. Reiling	Executive Vice President and Chief Investment Officer
Andrew Martin	Senior Vice President, Residential Property Management
Charles A. Greenberg	Senior Vice President, Commercial and Senior Housing Asset Management

Corporate Headquarters:
1400 31st Avenue SW, Suite 60
Post Office Box 1988
Minot, North Dakota 58702-1988

Trading Symbol for Common Shares:  IRET
Stock Exchange Listing:  NYSE

Investor Relations Contact:
Stephen Swett
203-682-8377
IR@iret.com

Common Share Data (NYSE: IRET)

	3rd Quarter Fiscal Year 2016	2nd Quarter Fiscal Year 2016	1st Quarter Fiscal Year 2016	4th Quarter Fiscal Year 2015	3rd Quarter Fiscal Year 2015
High Closing Price	$8.39	$8.16	$7.44	$8.31	$8.60
Low Closing Price	$6.24	$6.51	$6.93	$7.09	$8.05
Average Closing Price	$7.35	$7.39	$7.22	$7.52	$8.35
Closing Price at end of quarter	$6.52	$8.12	$7.21	$7.17	$8.25
Common Share Distributions—annualized	$0.52	$0.52	$0.52	$0.52	$0.52
Closing Dividend Yield - annualized	8.0%	6.4%	7.2%	7.3%	6.3%
Closing common shares outstanding (thousands)	121,034	122,798	125,520	124,456	122,134
Closing limited partnership units outstanding (thousands)	13,864	13,890	13,921	14,000	14,398
Closing market value of outstanding common shares, plus imputed closing market value of outstanding limited partnership units (thousands)	$879,535	$1,109,907	$1,005,370	$992,729	$1,126,389

Certain statements in these supplemental disclosures are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from projected results. Such risks, uncertainties and other factors include, but are not limited to: intentions and expectations regarding future distributions on our common shares and units, fluctuations in interest rates, the effect of government regulation, the availability of capital, changes in general and local economic and real estate market conditions, competition, our ability to attract and retain skilled personnel, and those risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission, including our Form 10-K for fiscal year 2015. We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Third Quarter Fiscal 2016

Percentage of Total Property Cost by State for Properties Held for Investment

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)
(in thousands)

	1/31/2016	10/31/2015	7/31/2015	4/30/2015	1/31/2015
ASSETS
Real estate investments
Property owned	$1,801,019	$1,763,150	$1,618,948	$1,546,367	$2,093,148
Less accumulated depreciation	(346,895)	(333,570)	(325,536)	(313,308)	(439,153)
	1,454,124	1,429,580	1,293,412	1,233,059	1,653,995
Development in progress	78,341	89,843	133,794	153,994	114,005
Unimproved land	22,304	22,485	24,542	25,827	27,675
Total real estate investments	1,554,769	1,541,908	1,451,748	1,412,880	1,795,675
Assets held for sale	22,064	115,428	453,217	463,103	44,259
Cash and cash equivalents	47,117	55,133	44,770	48,970	52,148
Other investments	50	329	329	329	329
Receivable arising from straight-lining of rents, net of allowance	16,778	16,097	15,612	15,617	27,169
Accounts receivable, net of allowance	5,118	4,023	3,650	2,865	5,574
Real estate deposits	1,250	444	6,614	2,489	7,494
Prepaid and other assets	3,943	3,289	2,224	3,174	5,580
Intangible assets, net of accumulated amortization	23,913	25,288	25,179	26,213	28,475
Tax, insurance, and other escrow	7,834	7,440	8,858	10,073	11,277
Property and equipment, net of accumulated depreciation	1,442	1,408	1,464	1,542	1,619
Goodwill	1,715	1,715	1,718	1,718	1,940
Deferred charges and leasing costs, net of accumulated amortization	9,816	9,451	9,290	8,864	19,803
TOTAL ASSETS	$1,695,809	$1,781,953	$2,024,673	$1,997,837	$2,001,342

LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
LIABILITIES
Liabilities held for sale	$11,449	$145,565	$308,812	$321,393	$0
Accounts payable and accrued expenses	48,778	55,460	60,506	56,399	69,901
Revolving line of credit	17,500	17,500	83,500	60,500	50,500
Mortgages payable	761,645	728,973	669,734	668,112	1,006,179
Construction debt and other	140,264	128,477	165,873	144,111	132,210
TOTAL LIABILITIES	979,636	1,075,975	1,288,425	1,250,515	1,258,790

REDEEMABLE NONCONTROLLING INTERESTS – CONSOLIDATED REAL ESTATE ENTITIES	7,244	7,105	6,361	6,368	6,340
EQUITY
Investors Real Estate Trust shareholders’ equity
Series A Preferred Shares of Beneficial Interest	27,317	27,317	27,317	27,317	27,317
Series B Preferred Shares of Beneficial Interest	111,357	111,357	111,357	111,357	111,357
Common Shares of Beneficial Interest	924,658	936,893	957,707	951,868	935,287
Accumulated distributions in excess of net income	(434,388)	(455,508)	(452,971)	(438,432)	(430,282)
Total Investors Real Estate Trust shareholders’ equity	628,944	620,059	643,410	652,110	643,679
Noncontrolling interests – Operating Partnership	58,254	55,957	56,120	58,325	61,177
Noncontrolling interests – consolidated real estate entities	21,731	22,857	30,357	30,519	31,356
Total equity	708,929	698,873	729,887	740,954	736,212
TOTAL LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY	$1,695,809	$1,781,953	$2,024,673	$1,997,837	$2,001,342

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
(in thousands, except per share data)

Nine Months Ended	Three Months Ended
OPERATING RESULTS	1/31/2016	1/31/2015	1/31/2016	10/31/2015	7/31/2015	4/30/2015	1/31/2015
Real estate revenue	$155,992	$150,743	$54,769	$51,305	$49,918	$50,252	$51,976
Real estate expenses	58,768	55,134	20,336	20,032	18,400	18,699	19,118
Net operating income	97,224	95,609	34,433	31,273	31,518	31,553	32,858
TRS senior housing revenue, net of expenses	513	356	91	153	269	167	138
Depreciation/amortization	(42,992)	(38,347)	(14,919)	(14,630)	(13,443)	(13,428)	(12,837)
Administrative expenses	(8,316)	(9,308)	(2,929)	(2,933)	(2,454)	(2,516)	(2,754)
Other expenses	(1,714)	(1,678)	(86)	(1,204)	(424)	(332)	(488)
Impairment of real estate investments	(3,320)	(4,663)	(162)	(1,873)	(1,285)	0	(540)
Interest expense	(29,867)	(29,710)	(10,540)	(10,131)	(9,196)	(10,361)	(10,009)
Loss on extinguishment of debt	(106)	0	0	(106)
Interest and other income	1,973	2,052	701	665	607	904	670
Income before income (loss) on sale of real estate and other investments and income (loss) from discontinued operations	13,395	14,311	6,589	1,214	5,592	5,987	7,038
Income (loss) on sale of real estate and other investments	1,271	(811)	1,446	0	(175)	6,904	951
Income from continuing operations	14,666	13,500	8,035	1,214	5,417	12,891	7,989
Income (loss) from discontinued operations	50,181	1,322	35,408	15,463	(690)	971	1,162
Net income	$64,847	$14,822	$43,443	$16,677	$4,727	$13,862	$9,151

Net income attributable to noncontrolling interest – Operating Partnership	(5,940)	(618)	(4,227)	(1,527)	(186)	(908)	(657)
Net loss (income) attributable to noncontrolling interests – consolidated real estate entities	2,096	(870)	581	1,516	(1)	(2,201)	(123)
Net income attributable to Investors Real Estate Trust	61,003	13,334	39,797	16,666	4,540	10,753	8,371
Dividends to preferred shareholders	(8,636)	(8,636)	(2,879)	(2,878)	(2,879)	(2,878)	(2,879)
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$52,367	$4,698	$36,918	$13,788	$1,661	$7,875	$5,492

Per Share Data
Earnings per common share from continuing operations – Investors Real Estate Trust – basic & diluted	$.06	$.03	$.04	$.00	$.02	$.06	$.04
Earnings (loss) per common share from discontinued operations – Investors Real Estate Trust – basic & diluted	.36	.01	.26	.11	(.01)	.01	.01
Net income per common share – basic & diluted	$.42	$.04	$.30	$.11	$.01	$.07	$.05

Percentage of Revenues
Real estate expenses	37.7%	36.6%	37.1%	39.0%	36.9%	37.2%	36.8%
Depreciation/amortization	27.6%	25.4%	27.2%	28.5%	26.9%	26.7%	24.7%
Administrative expenses	5.3%	6.2%	5.3%	5.7%	4.9%	5.0%	5.3%
Interest	19.1%	19.7%	19.2%	19.7%	18.4%	20.6%	19.3%
Income (loss) from discontinued operations	32.2%	0.9%	64.6%	30.1%	(1.4%)	1.9%	2.2%
Net income	41.6%	9.8%	79.3%	32.5%	9.5%	27.6%	17.6%

Ratios
Adjusted EBITDA(1)/Interest expense	2.22	x	2.44	x	2.29	x	2.08	x	2.28	x	2.41	x	2.53	x
Adjusted EBITDA(1)/Interest expense plus preferred distributions	1.88	x	2.06	x	1.92	x	1.74	x	1.95	x	2.05	x	2.14	x

(1)	See Definitions on page 27. Adjusted EBITDA is a non-GAAP measure; see page 8 for a reconciliation of Adjusted EBITDA to net income.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
FUNDS FROM OPERATIONS (unaudited)
(in thousands, except per share and unit data)

	Nine Months Ended		Three Months Ended
	1/31/2016	1/31/2015	1/31/2016	10/31/2015	7/31/2015	4/30/2015	1/31/2015
Funds From Operations(1)
Net income attributable to Investors Real Estate Trust	$61,003	$13,334	$39,797	$16,666	$4,540	$10,753	$8,371
Less dividends to preferred shareholders	(8,636)	(8,636)	(2,879)	(2,878)	(2,879)	(2,878)	(2,879)
Net income available to common shareholders	52,367	4,698	36,918	13,788	1,661	7,875	5,492
Adjustments:
Noncontrolling interests – Operating Partnership	5,940	618	4,227	1,527	186	908	657
Depreciation and amortization of real properyty	48,095	52,367	14,975	14,860	18,259	18,083	17,706
Impairment of real estate investments	3,760	6,105	162	1,873	1,725	0	540
(Gain) loss on depreciable property sales	$(25,512)	$811	(1,778)	(23,909)	175	(4,890)	(951)
FFO applicable to common shares and Units(2)	84,650	64,599	$54,504	$8,139	$22,006	$21,976	$23,444

FFO per share and unit - basic and diluted	$0.61	$0.48	$0.40	$0.06	$0.16	$0.16	$0.17

Adjusted funds from operations(1)
FFO applicable to common shares and Units	$84,650	$64,599	$54,504	$8,139	$22,006	$21,976	$23,444
Adjustments:
Tenant improvements at same-store(3) properties	(731)	(4,649)	(383)	(157)	(191)	(2,939)	(1,984)
Leasing costs at same-store properties(3)	(498)	(1,606)	(102)	(59)	(336)	(684)	(358)
Recurring capital expenditures(1)(3)	(4,736)	(4,793)	(1,406)	(1,713)	(1,636)	(1,342)	(1,865)
Straight-line rents	(620)	(187)	(554)	(309)	242	198	184
Non-real estate depreciation	261	288	80	80	101	100	94
Acquisition costs(4)	162	104	9	153	0	112	0
Default interest	4,683	0	1,566	1,567	1,550	528	0
(Gain) loss on extinguishment of debt	(29,231)	0	(36,456)	7,226	0	0	0
Share-based compensation expense	1,391	1,935	787	539	66	280	260
AFFO applicable to common shares and Units	$55,331	$55,691	$18,045	$15,466	$21,802	$18,229	$19,775

AFFO per share and unit - basic and diluted	$0.40	$0.42	$0.13	$0.11	$0.16	$0.13	$0.15

Weighted average shares and units	137,706	133,637	135,741	138,565	138,806	137,412	135,315

(1)	See Definitions on page 27.
(2)	Excluding gain or loss on extinguishment of debt and default interest, FFO would have been $19.6 million and $0.14 per share and unit for the three months ended January 31, 2016 and $60.1 million and $0.44 per share and unit for the nine months ended January 31, 2016.
(3)	Quarterly information is for properties in the same-store pool at that point in time; consequently, quarterly numbers may not total to year-to-date numbers.
(4)	Nine months ended 1/31/15 and three months ended 7/31/15, 4/30/15 and 1/31/15 revised to include acquisition costs.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
ADJUSTED EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (ADJUSTED EBITDA)
(unaudited)
(in thousands)

	Nine Months Ended		Three Months Ended
	1/31/2016	1/31/2015	1/31/2016	10/31/2015	7/31/2015	4/30/2015	1/31/2015
Adjusted EBITDA(1)
Net income attributable to Investors Real Estate Trust	$61,003	$13,334	$39,797	$16,666	$4,540	$10,753	$8,371
Adjustments:
Noncontrolling interests – Operating Partnership	5,940	618	4,227	1,527	186	908	657
Income before noncontrolling interests – Operating Partnership	66,943	13,952	44,024	18,193	4,726	11,661	9,028
Add:
Interest expense	42,699	43,858	13,976	13,762	14,961	15,162	14,595
(Gain) loss on extinguishment of debt	(29,230)	0	(36,456)	7,226	0	0	0
Depreciation/amortization related to real estate investments	46,761	49,846	14,789	14,461	17,511	17,266	16,834
Amortization related to non-real estate investments	1,472	2,628	235	442	795	867	916
Amortization related to real estate revenues(2)	123	181	31	38	54	50	50
Impairment of real estate investments	3,760	6,105	162	1,873	1,725	0	540
Less:
Interest income	(1,687)	(1,681)	(566)	(565)	(556)	(557)	(561)
(Gain) loss on sale of real estate and other investments	(26,282)	811	(1,777)	(24,680)	175	(4,890)	(951)
Adjusted EBITDA	$104,559	$115,700	34,418	30,750	39,391	39,559	40,451

(1)	See Definitions on page 27.
(2)	Included in real estate revenue in the Statement of Operations.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LONG-TERM MORTGAGE DEBT* ANALYSIS
(in thousands)

Debt Maturity Schedule
Annual Expirations

Total Mortgage Debt*

	Future Maturities of Mortgage Debt(1)
Fiscal Year	Fixed Debt	Variable Debt	Total Debt	Weighted Average(2)	% of Total Debt
2016 (remainder)	$41,403	$0	$41,403	2.97%	5.3%
2017	17,043	7,500	24,543	4.87%	3.2%
2018	17,864	13,000	30,864	4.34%	4.0%
2019	45,538	15,210	60,748	5.34%	7.9%
2020	110,219	54,284	164,503	5.44%	21.3%
2021	119,309	0	119,309	5.08%	15.4%
2022	109,462	0	109,462	5.59%	14.2%
2023	40,896	0	40,896	4.25%	5.3%
2024	64,661	0	64,661	4.28%	8.4%
2025	19,487	0	19,487	4.04%	2.5%
Thereafter	96,430	0	96,430	3.97%	12.5%
Total maturities	$682,312	$89,994	$772,306	4.83%	100.0%

(1)	Includes mortgages on properties held for sale.
(2)	Weighted average interest rate of debt that matures in fiscal year.

	1/31/2016	10/31/2015	7/31/2015	4/30/2015	1/31/2015
Balances Outstanding(1)
Mortgage
Fixed rate	$682,312	$920,234	$1,106,257	$1,054,455	$927,724
Variable rate	89,994	89,826	82,664	69,967	78,455
Mortgage total	$772,306	$1,010,060	$1,188,921	$1,124,422	$1,006,179

Weighted Average Interest Rates
Secured	4.83%	5.04%	5.12%	5.16%	5.17%

(1)	Includes mortgages on properties held for sale.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LONG-TERM MORTGAGE DEBT* DETAIL AS OF JANUARY 31, 2016
(in thousands)

Property	Maturity Date	Fiscal 2016	Fiscal 2017	Fiscal 2018	Fiscal 2019	Thereafter	Total(1)

Multifamily
Pebble Springs – Bismarck, ND	7/1/2016	$0	$743	$0	$0	$0	$743
Southview – Minot, ND	7/1/2016	0	1,016	0	0	0	1,016
Homestead Gardens I – Rapid City, SD	7/11/2016	0	6,640	0	0	0	6,640
River Ridge – Bismarck, ND	6/30/2017	0	0	13,000	0	0	13,000
Evergreen II – Isanti, MN	11/1/2017	0	0	2,032	0	0	2,032
Ponds – Sartell, MN	11/1/2017	0	0	3,774	0	0	3,774
Homestead Gardens II - Rapid City, SD	6/1/2018	0	0	0	3,319	0	3,319
Plaza - Minot, ND	8/1/2018	0	0	0	5,249	0	5,249
Greenfield - Omaha, NE	2/1/2019	0	0	0	3,516	0	3,516
Brooklyn Heights - Minot, ND	4/1/2019	0	0	0	651	0	651
Colton Heights - Minot, ND	4/1/2019	0	0	0	366	0	366
Pines - Minot, ND	4/1/2019	0	0	0	104	0	104
Summit Park - Minot, ND	4/1/2019	0	0	0	903	0	903
Terrace Heights - Minot, ND	4/1/2019	0	0	0	150	0	150
Summary of Debt due after Fiscal 2019		0	0	0	0	469,687	469,687
Sub-Total Multifamily		$0	$8,399	$18,806	$14,258	$469,687	$511,150

Healthcare
Edgewood Vista – Fargo, ND(2)	2/25/2016	11,407	0	0	0	0	11,407
Edgewood Vista – Fremont, NE(2)	2/25/2016	533	0	0	0	0	533
Edgewood Vista – Hastings, NE(2)	2/25/2016	549	0	0	0	0	549
Edgewood Vista – Hermantown I, MN(2)	2/25/2016	14,716	0	0	0	0	14,716
Edgewood Vista – Kalispell, MT(2)	2/25/2016	550	0	0	0	0	550
Edgewood Vista – Missoula, MT(2)	2/25/2016	782	0	0	0	0	782
Edgewood Vista – Omaha, NE(2)	2/25/2016	348	0	0	0	0	348
Edgewood Vista – Virginia, MN(2)	2/25/2016	12,518	0	0	0	0	12,518
Airport Medical – Bloomington, MN	6/1/2016	0	158	0	0	0	158
Park Dental – Brooklyn Center, MN	6/1/2016	0	91	0	0	0	91
Sartell 2000 23rd St S – Sartell, MN	12/1/2016	0	901	0	0	0	901
Billings 2300 Grant Road – Billings, MT	12/31/2016	0	1,044	0	0	0	1,044
Missoula 3050 Great Northern Ave – Missoula, MT	12/31/2016	0	1,068	0	0	0	1,068
High Pointe Health Campus – Lake Elmo, MN	4/1/2017	0	7,500	0	0	0	7,500
Edgewood Vista – Billings, MT	4/10/2017	0	1,738	0	0	0	1,738
Edgewood Vista – East Grand Forks, MN	4/10/2017	0	2,648	0	0	0	2,648
Edgewood Vista – Sioux Falls, SD	4/10/2017	0	996	0	0	0	996
St Michael Clinic – St. Michael, MN	4/1/2018	0	0	1,752	0	0	1,752
Garden View Medical – St. Paul, MN	6/30/2018	0	0	0	6,890	0	6,890
Ritchie Medical Plaza – St. Paul, MN	6/30/2018	0	0	0	8,320	0	8,320
Spring Creek - American Falls - American Falls, ID	9/1/2018	0	0	0	1,989	0	1,989
Spring Creek - Eagle - Eagle, ID	9/1/2018	0	0	0	1,830	0	1,830
Spring Creek - Meridian - Meridian, ID	9/1/2018	0	0	0	3,023	0	3,023
Spring Creek - Soda Springs - Soda Springs, ID	9/1/2018	0	0	0	716	0	716
Health East St John & Woodwinds - Maplewood & Woodbury, MN	2/1/2019	0	0	0	6,095	0	6,095
Nebraska Orthopedic Hospital – Omaha, NE(3)	4/1/2019	0	0	0	10,661	0	10,661
Summary of Debt due after Fiscal 2019		0	0	0	0	139,852	139,852
Sub-Total Healthcare		$41,403	$16,144	$1,752	$39,524	$139,852	$238,675

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LONG-TERM MORTGAGE DEBT* DETAIL AS OF JANUARY 31, 2016 (continued)
(in thousands)

Property	Maturity Date	Fiscal 2016	Fiscal 2017	Fiscal 2018	Fiscal 2019	Thereafter	Total(1)

Industrial
Urbandale 3900 106th Street – Urbandale, IA	7/5/2017	0	0	10,306	0	0	10,306
Summary of Debt due after Fiscal 2019		0	0	0	0	1,530	1,530
Sub-Total Industrial		$0	$0	$10,306	$0	$1,530	$11,836

All Other
Plaza 16 – Minot, ND	8/1/2018	0	0	0	6,966	0	6,966
Summary of Debt due after Fiscal 2019		0	0	0	0	3,679	3,679
Sub-Total All Other		$0	$0	$0	$6,966	$3,679	$10,645

Total		$41,403	$24,543	$30,864	$60,748	$614,748	$772,306

*	Mortgage debt does not include our multi-bank line of credit or construction loans. The line of credit has a maturity date of September 1, 2017. As of January 31, 2016, we had borrowings of $17.5 million outstanding under this line. Construction loans and other debt totaled $140.3 million as of January 31, 2016.
(1)	Totals are principal balances as of January 31, 2016.
(2)	Mortgage was refinanced subsequent to January 31, 2016.
(3)	Property is classified as held for sale at January 31, 2016.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
CAPITAL ANALYSIS
(in thousands, except per share and unit amounts)

	Three Months Ended
	1/31/2016	10/31/2015	7/31/2015	4/30/2015	1/31/2015
Equity Capitalization
Common shares outstanding	121,034	122,798	125,520	124,456	122,134
Operating partnership (OP) units outstanding	13,864	13,890	13,921	14,000	14,398
Total common shares and OP units outstanding	134,898	136,688	139,441	138,456	136,532
Market price per common share (closing price at end of period)	$6.52	$8.12	$7.21	$7.17	$8.25
Equity capitalization-common shares and OP units	$879,535	$1,109,907	$1,005,370	$992,730	$1,126,389
Recorded book value of preferred shares	$138,674	$138,674	$138,674	$138,674	$138,674
Total equity capitalization	$1,018,209	$1,248,581	$1,144,044	$1,131,404	$1,265,063

Debt Capitalization
Total debt	$940,294	$1,007,825	$1,211,621	$1,178,851	$1,188,218
Total capitalization	$1,958,503	$2,256,406	$2,355,665	$2,310,255	$2,453,281

Total debt to total capitalization	0.48:1	0.45:1	0.51:1	0.51:1	0.48:1

	Nine Months Ended				Three Months Ended
	1/31/2016		1/31/2015		1/31/2016		10/31/2015		7/31/2015		4/30/2015		1/31/2015
Earnings to fixed charges(1)	1.27	x	1.19	x	1.51	x	1.12	x	1.18	x	1.57	x	1.41	x
Earnings to combined fixed charges and preferred distributions(1)	1.07	x	1.01	x	1.27	x	(2)		1.01	x	1.34	x	1.19	x
Debt service coverage ratio(1)	1.59	x	1.66	x	1.65	x	1.49	x	1.63	x	1.64	x	1.70	x

Distribution Data
Common shares and units outstanding at record date	135,408		135,490		135,408		139,540		138,576		137,596		135,490
Total common distribution paid	$53,754		$51,975		$17,603		$18,136		$18,015		$17,879		$17,613
Common distribution per share and unit	$.3900		$.3900		$.1300		$.1300		$.1300		$.1300		$.1300
Payout ratio (FFO per share and unit basis)(1)	63.9%		81.3%		32.5%		216.7%		81.3%		81.3%		76.5%
Payout ratio (AFFO per share and unit basis)(1)	97.5%		92.9%		100.0%		118.2%		81.3%		100.0%		86.7%

(1)	See Definitions on page 27.
(2)	Due to non-cash asset impairment and loss on sale charges of $1.9 million in the three months ended October 31, 2015, earnings were inadequate to cover combined fixed charges and preferred distributions by $1.1 million. Excluding the asset impairment and loss on sale charges, the ratio of earnings to combined fixed charges and preferred distributions would have been 1.04x for the three months ended October 31, 2015.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
SAME-STORE PROPERTIES NET OPERATING INCOME SUMMARY
(in thousands)

	Same-Store Properties			Same-Store Properties
	Three Months Ended January 31			Nine Months Ended January 31
Segment	2016	2015	% Change	2016	2015	% Change
Multi-Family Residential	$13,603	$14,328	(5.1)%	$41,694	$44,103	(5.5)%
Healthcare	12,582	12,493	0.7%	35,383	35,191	0.5%
Industrial	1,255	1,247	0.6%	3,807	3,653	4.2%
All Other	1,160	617	88.0%	2,734	1,944	40.6%
	$28,600	$28,685	(0.3)%	$83,618	$84,891	(1.5)%

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
NET OPERATING INCOME DETAIL
(in thousands)

	Three Months Ended January 31, 2016
	Reporting Segments
	Multifamily	Healthcare	Industrial	All Other	Corporate and Other	Total
Real estate rental revenue
Same-store	$25,513	$16,490	$1,574	$1,351	$0	$44,928
Non-same-store	7,783	1,860	76	122	0	9,841
Total	33,296	18,350	1,650	1,473	0	54,769

Real estate expenses
Same-store	11,910	3,908	319	191	0	16,328
Non-same-store	3,550	300	134	24	0	4,008
Total	15,460	4,208	453	215	0	20,336

Net operating income (NOI)
Same-store	13,603	12,582	1,255	1,160	0	28,600
Non-same-store	4,233	1,560	(58)	98	0	5,833
Net operating income	$17,836	$14,142	$1,197	$1,258	$0	$34,433

Reconciliation of NOI to net income (loss) available to common shareholders
TRS senior housing revenue, net of expenses	$0	$0	$0	$0	$91	$91
Depreciation/amortization	(8,817)	(5,115)	(445)	(462)	(80)	(14,919)
Administrative expenses	0	0	0	0	(2,929)	(2,929)
Other expenses	0	0	0	0	(86)	(86)
Impairment of real estate investments	0	0	0	0	(162)	(162)
Interest expense	(6,860)	(3,605)	(271)	(155)	351	(10,540)
Interest and other income	0	0	0	0	701	701
Income before gain (loss) on sale of real estate and other investments and income from discontinued operations	2,159	5,422	481	641	(2,114)	6,589
Gain (loss) on sale of real estate and other investments	0	0	0	1,461	(15)	1,446
Income (loss) from continuing operations	2,159	5,422	481	2,102	(2,129)	8,035
Income from discontinued operations	0	0	0	35,408	0	35,408
Net income (loss)	2,159	5,422	481	37,510	(2,129)	43,443
Net income attributable to noncontrolling interests – Operating Partnership	0	0	0	0	(4,227)	(4,227)
Net loss attributable to noncontrolling interests – consolidated real estate entities	0	0	0	0	581	581
Net income (loss) attributable to Investors Real Estate Trust	2,159	5,422	481	37,510	(5,775)	39,797
Dividends to preferred shareholders	0	0	0	0	(2,879)	(2,879)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$2,159	$5,422	$481	$37,510	$(8,654)	$36,918

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
NET OPERATING INCOME DETAIL
(in thousands)

	Three Months Ended January 31, 2015
	Reporting Segments
	Multifamily	Healthcare	Industrial	All Other	Corporate and Other	Total
Real estate rental revenue
Same-store	$25,849	$16,593	$1,705	$985	$0	$45,132
Non-same-store	4,407	898	36	1,503	0	6,844
Total	30,256	17,491	1,741	2,488	0	51,976

Real estate expenses
Same-store	11,521	4,100	458	368	0	16,447
Non-same-store	1,797	160	43	671	0	2,671
Total	13,318	4,260	501	1,039	0	19,118

Net operating income (NOI)
Same-store	14,328	12,493	1,247	617	0	28,685
Non-same-store	2,610	738	(7)	832	0	4,173
Net operating income	$16,938	$13,231	$1,240	$1,449	$0	$32,858

Reconciliation of NOI to net income (loss) available to common shareholders
TRS senior housing revenue, net of expenses	$0	$0	$0	$0	$138	$138
Depreciation/amortization	(6,900)	(4,925)	(390)	(528)	(94)	(12,837)
Administrative expenses	0	0	0	0	(2,754)	(2,754)
Other expenses	0	0	0	0	(488)	(488)
Impairment of real estate investments	0	0	0	0	(540)	(540)
Interest expense	(5,794)	(3,780)	(201)	(384)	150	(10,009)
Interest and other income	0	0	0	0	670	670
Income (loss) before gain on sale of real estate and other investments and (loss) income from discontinued operations	4,244	4,526	649	537	(2,918)	7,038
Gain on sale of real estate and other investments	0	0	0	951	0	951
Income (loss) from continuing operations	4,244	4,526	649	1,488	(2,918)	7,989
(Loss) income from discontinued operations	0	(16)	0	1,178	0	1,162
Net income (loss)	4,244	4,510	649	2,666	(2,918)	9,151
Net income attributable to noncontrolling interests – Operating Partnership	0	0	0	0	(657)	(657)
Net income attributable to noncontrolling interests – consolidated real estate entities	0	0	0	0	(123)	(123)
Net income (loss) attributable to Investors Real Estate Trust	4,244	4,510	649	2,666	(3,698)	8,371
Dividends to preferred shareholders	0	0	0	0	(2,879)	(2,879)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$4,244	$4,510	$649	$2,666	$(6,577)	$5,492

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
NET OPERATING INCOME DETAIL
(in thousands)

	Nine Months Ended January 31, 2016
	Reporting Segments
	Multifamily	Healthcare	Industrial	All Other	Corporate and Other	Total
Real estate rental revenue
Same-store	$77,402	$46,920	$4,726	$3,486	$0	$132,534
Non-same-store	19,380	3,515	187	376	0	23,458
Total	96,782	50,435	4,913	3,862	0	155,992

Real estate expenses
Same-store	35,708	11,537	919	752	0	48,916
Non-same-store	8,894	665	219	74	0	9,852
Total	44,602	12,202	1,138	826	0	58,768

Net operating income (NOI)
Same-store	41,694	35,383	3,807	2,734	0	83,618
Non-same-store	10,486	2,850	(32)	302	0	13,606
Net operating income	$52,180	$38,233	$3,775	$3,036	$0	$97,224

Reconciliation of NOI to net income (loss) available to common shareholders
TRS senior housing revenue, net of expenses	$0	$0	$0	$0	$513	$513
Depreciation/amortization	(24,978)	(15,018)	(1,352)	(1,383)	(261)	(42,992)
Administrative expenses	0	0	0	0	(8,316)	(8,316)
Other expenses	0	0	0	0	(1,714)	(1,714)
Impairment of real estate investments	(1,873)	0	0	0	(1,447)	(3,320)
Interest expense	(19,377)	(10,654)	(737)	(479)	1,380	(29,867)
Loss on extinguishment of debt	(93)	0	0	(13)	0	(106)
Interest and other income	0	0	0	0	1,973	1,973
Income (loss) before gain (loss) on sale of real estate and other investments and (loss) income from discontinued operations	5,859	12,561	1,686	1,161	(7,872)	13,395
Gain (loss) on sale of real estate and other investments	0	0	0	1,286	(15)	1,271
Income (loss) from continuing operations	5,859	12,561	1,686	2,447	(7,887)	14,666
(Loss) income from discontinued operations	0	(1,072)	0	51,253	0	50,181
Net income (loss)	5,859	11,489	1,686	53,700	(7,887)	64,847
Net income attributable to noncontrolling interests – Operating Partnership	0	0	0	0	(5,940)	(5,940)
Net loss attributable to noncontrolling interests – consolidated real estate entities	0	0	0	0	2,096	2,096
Net income (loss) attributable to Investors Real Estate Trust	5,859	11,489	1,686	53,700	(11,731)	61,003
Dividends to preferred shareholders	0	0	0	0	(8,636)	(8,636)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$5,859	$11,489	$1,686	$53,700	$(20,367)	$52,367

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
NET OPERATING INCOME DETAIL
(in thousands)

	Nine Months Ended January 31, 2015
	Reporting Segments
	Multifamily	Healthcare	Industrial	All Other	Corporate and Other	Total
Real estate rental revenue
Same-store	$77,660	$47,473	$4,758	$3,109	$0	$133,000
Non-same-store	9,916	2,551	146	5,130	0	17,743
Total	87,576	50,024	4,904	8,239	0	150,743

Real estate expenses
Same-store	33,557	12,282	1,105	1,165	0	48,109
Non-same-store	4,143	444	118	2,320	0	7,025
Total	37,700	12,726	1,223	3,485	0	55,134

Net operating income (NOI)
Same-store	44,103	35,191	3,653	1,944	0	84,891
Non-same-store	5,773	2,107	28	2,810	0	10,718
Net operating income	$49,876	$37,298	$3,681	$4,754	$0	$95,609

Reconciliation of NOI to net income (loss) available to common shareholders
TRS senior housing revenue, net of expenses	$0	$0	$0	$0	$356	$356
Depreciation/amortization	(19,119)	(14,903)	(1,171)	(2,866)	(288)	(38,347)
Administrative expenses	0	0	0	0	(9,308)	(9,308)
Other expenses	0	0	0	0	(1,678)	(1,678)
Impairment of real estate investments	0	0	0	(3,369)	(1,294)	(4,663)
Interest expense	(16,861)	(11,139)	(605)	(1,439)	334	(29,710)
Interest and other income	0	0	0	0	2,052	2,052
Income (loss) before gain (loss) on sale of real estate and other investments and (loss) income from discontinued operations	13,896	11,256	1,905	(2,920)	(9,826)	14,311
Gain (loss) on sale of real estate and other investments	1,418	0	(1,793)	759	(1,195)	(811)
Income (loss) from continuing operations	15,314	11,256	112	(2,161)	(11,021)	13,500
(Loss) income from discontinued operations	0	(44)	0	1,366	0	1,322
Net income (loss)	15,314	11,212	112	(795)	(11,021)	14,822
Net income attributable to noncontrolling interests – Operating Partnership	0	0	0	0	(618)	(618)
Net income attributable to noncontrolling interests – consolidated real estate entities	0	0	0	0	(870)	(870)
Net income (loss) attributable to Investors Real Estate Trust	15,314	11,212	112	(795)	(12,509)	13,334
Dividends to preferred shareholders	0	0	0	0	(8,636)	(8,636)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$15,314	$11,212	$112	$(795)	$(21,145)	$4,698

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
SAME-STORE PROPERTIES AND ALL PROPERTIES OCCUPANCY LEVELS BY SEGMENT
January 31, 2016 vs. January 31, 2015

Segments	Same-Store Properties		All Properties
	January 31, 2016	January 31, 2015	January 31, 2016	January 31, 2015
Multifamily	94.9%	94.5%	91.1%	91.3%
Healthcare	95.8%	95.8%	94.7%	95.9%
Industrial	100.0%	100.0%	85.3%	100.0%

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
MULTIFAMILY SUMMARY(1)

	Three Months Ended
	01/31/16	10/31/15	07/31/15	04/30/15	01/31/15
Number of Units
Same-Store	9,877	9,877	10,268	9,895	9,895
Non-Same-Store	2,915	2,783	1,759	1,949	1,870
All Properties	12,792	12,660	12,027	11,844	11,765

Average Investment Per Unit
Same-Store	$72,696	$72,308	$69,992	$66,741	$66,466
Non-Same-Store	142,111	134,136	149,281	146,337	143,999
All Properties	$88,228	$84,701	$81,180	$79,617	$77,723

Average Scheduled Rent(2) per Unit
Same-Store	$877	$885	$861	$843	$841
Non-Same-Store	1,229	1,218	1,445	1,452	1,390
All Properties	$956	$952	$944	$942	$920

Total Receipts per Unit(3)
Same-Store	$861	$877	$848	$838	$835
Non-Same-Store	911	826	1,037	1,062	1,087
All Properties	$872	$866	$875	$874	$871

Total Recurring Capital Expenditures(2) per Unit	$142	$173	$159	$136	$119

Occupancy
Same-Store	94.9%	95.4%	93.5%	94.7%	94.0%
Non-Same-Store	78.1%	79.5%	77.7%	78.6%	77.1%
All Properties	91.1%	91.9%	91.2%	92.0%	91.3%

Operating Expenses as a % of Scheduled Rent
Same-Store	45.9%	47.1%	44.4%	44.2%	46.0%
Non-Same-Store	34.0%	39.9%	31.9%	30.0%	27.0%
All Properties	42.4%	45.2%	41.7%	40.7%	41.8%

(1)	Previously reported amounts are not revised for discontinued operations or changes in the composition of the same-store properties pool.
(2)	See Definitions on page 27.
(3)	Includes vacant units.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
COMMERCIAL LEASING SUMMARY (Same-Store Properties)

Commercial Leasing Activity

During fiscal year 2016, we have executed new and renewal commercial leases for our same-store rental properties on 57,206 square feet for the three months ended January 31, 2016 and 376,605 square feet for the nine months ended January 31, 2016.  Due to our leasing efforts, occupancy in our same-store healthcare and industrial portfolios has remained strong at 96.9% as of January 31, 2016, compared to 97.0% as of January 31, 2015.

The total leasing activity for our same-store healthcare and industrial properties, expressed in square feet of leases signed during the period, and the resulting occupancy levels, are as follows:

Three Months Ended January 31, 2016 and 2015

	Square Feet of New Leases(1)		Square Feet of Leases Renewed(1)		Total Square Feet of Leases Executed(1)		Occupancy
Segments	2016	2015	2016	2015	2016	2015	2016	2015
Healthcare	40,630	6,400	16,576	7,703	57,206	14,103	95.8%	95.8%
Industrial	0	0	0	29,995	0	29,995	100.0%	100.0%
Total	40,630	6,400	16,576	37,698	57,206	44,098	96.9%	97.0%

(1)	The leasing activity presented is based on leases signed or executed for our same-store rental properties during the period and is not intended to coincide with the commencement of rental revenue in accordance with US GAAP. Prior periods reflect amounts previously reported and exclude retroactive adjustments for properties reclassified to discontinued operations or non-same-store in the current period.

Nine Months Ended January 31, 2016 and 2015

	Square Feet of New Leases(1)		Square Feet of Leases Renewed(1)		Total Square Feet of Leases Executed(1)		Occupancy
Segments	2016	2015	2016	2015	2016	2015	2016	2015
Healthcare	45,085	17,979	123,119	108,391	168,204	126,370	95.8%	95.8%
Industrial	0	0	208,401	29,995	208,401	29,995	100.0%	100.0%
Total	45,085	17,979	331,520	138,386	376,605	156,365	96.9%	97.0%

(1)	The leasing activity presented is based on leases signed or executed for our same-store rental properties during the period and is not intended to coincide with the commencement of rental revenue in accordance with US GAAP. Prior periods reflect amounts previously reported and exclude retroactive adjustments for properties reclassified to discontinued operations or non-same-store in the current period.

New Leases

The following table sets forth the average effective rents and the estimated costs of tenant improvements and leasing commissions, on a per square foot basis, that we are obligated to fulfill under the new leases signed for our same-store healthcare and industrial properties:

Three Months Ended January 31, 2016 and 2015

	Square Feet of New Leases(1)		Average Term in Years		Average Effective Rent(2)		Estimated Tenant Improvement Cost per Square Foot(1)		Leasing Commissions per Square Foot(1)
	2016	2015	2016	2015	2016	2015	2016	2015	2016	2015
Healthcare	40,630	6,400	7.1	7.5	$19.86	$18.51	$11.45	$59.06	$3.09	$6.50
Industrial	0	0	0	0	0	0	0	0	0	0
Total	40,630	6,400	7.1	7.5	$19.86	$18.51	$11.45	$59.06	$3.09	$6.50

(1)	The leasing activity presented is based on leases signed or executed for our same-store rental properties during the period and is not intended to coincide with the commencement of rental revenue in accordance with US GAAP. Prior periods reflect amounts previously reported and exclude retroactive adjustments for properties reclassified to discontinued operations or non-same-store in the current period. Tenant improvements and leasing commissions presented are based on square feet leased during the period.
(2)	Effective rents represent average annual base rental payments, on a straight-line basis for the term of each lease, excluding operating expense reimbursements. The underlying leases contain various expense structures including gross, modified gross, net and triple net.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
COMMERCIAL LEASING SUMMARY (Same-Store Properties)

Nine Months Ended January 31, 2016 and 2015

	Square Feet of New Leases(1)		Average Term in Years		Average Effective Rent(2)		Estimated Tenant Improvement Cost per Square Foot(1)		Leasing Commissions per Square Foot(1)
	2016	2015	2016	2015	2016	2015	2016	2015	2016	2015
Healthcare	45,085	17,979	7.1	6.1	$19.97	$20.00	$13.10	$37.16	$3.27	$6.84
Industrial	0	0	0	0	0	0	0	0	0	0
Total	45,085	17,979	7.1	6.1	$19.97	$20.00	$13.10	$37.16	$3.27	$6.84

(1)	The leasing activity presented is based on leases signed or executed for our same-store rental properties during the period and is not intended to coincide with the commencement of rental revenue in accordance with US GAAP. Prior periods reflect amounts previously reported and exclude retroactive adjustments for properties reclassified to discontinued operations or non-same-store in the current period. Tenant improvements and leasing commissions presented are based on square feet leased during the period.
(2)	Effective rents represent average annual base rental payments, on a straight-line basis for the term of each lease, excluding operating expense reimbursements. The underlying leases contain various expense structures including gross, modified gross, net and triple net.

Lease Renewals

The following table summarizes our lease renewal activity within our same-store healthcare and industrial segments (square feet data in thousands):

Three Months Ended January 31, 2016 and 2015

	Square Feet of Leases Renewed(1)		Percent of Expiring Leases Renewed(2)		Average Term in Years		Weighted Average Growth (Decline) in Effective Rents(3)		Estimated Tenant Improvement Cost per Square Foot(1)		Leasing Commissions per Square Foot(1)
	2016	2015	2016	2015	2016	2015	2016	2015	2016	2015	2016	2015
Healthcare	16,576	7,703	93.8%	84.5%	0.4	16.8	4.3%	1.3%	$0	$35.00	$0	$7.80
Industrial	0	29,995	100.0%	0%	0	3.0	0	(4.5%)	0	0	0	1.21
Total	16,576	37,698	98.2%	84.5%	0.4	9.9	4.3%	(2.3%)	$0	$7.15	$0	$2.56

(1)	The leasing activity presented is based on leases signed or executed for our same-store rental properties during the period and is not intended to coincide with the commencement of rental revenue in accordance with US GAAP. Prior periods reflect amounts previously reported and exclude retroactive adjustments for properties reclassified to discontinued operations or non-same-store in the current period. Tenant improvements and leasing commissions are based on square feet leased during the period.
(2)	Renewal percentage of expiring leases is based on square footage of renewed leases and not the number of leases renewed. The category of renewed leases does not include leases that have become month-to-month leases, as the month-to-month leases are considered lease amendments.
(3)	Represents the percentage change in effective rent between the original leases and the renewal leases. Effective rents represent average annual base rental payments, on a straight-line basis for the term of each lease, excluding operating expense reimbursements. The underlying leases contain various expense structures including gross, modified gross, net and triple net.

Nine Months Ended January 31, 2016 and 2015

	Square Feet of Leases Renewed(1)		Percent of Expiring Leases Renewed(2)		Average Term in Years		Weighted Average Growth (Decline) in Effective Rents(3)		Estimated Tenant Improvement Cost per Square Foot(1)		Leasing Commissions per Square Foot(1)
	2016	2015	2016	2015	2016	2015	2016	2015	2016	2015	2016	2015
Healthcare	123,119	108,391	91.5%	73.2%	4.9	6.3	5.8%	(3.5%)	$9.19	$10.99	$2.84	$1.54
Industrial	208,401	29,995	100.0%	0%	5.0	3.0	18.1%	(4.5%)	0.59	0	0.07	1.21
Total	331,520	138,386	97.2%	73.2%	4.9	6.1	9.7%	(3.6%)	$3.78	$8.61	$1.10	$1.47

(1)	The leasing activity presented is based on leases signed or executed for our same-store rental properties during the period and is not intended to coincide with the commencement of rental revenue in accordance with US GAAP. Prior periods reflect amounts previously reported and exclude retroactive adjustments for properties reclassified to discontinued operations or non-same-store in the current period. Tenant improvements and leasing commissions are based on square feet leased during the period.
(2)	Renewal percentage of expiring leases is based on square footage of renewed leases and not the number of leases renewed. The category of renewed leases does not include leases that have become month-to-month leases, as the month-to-month leases are considered lease amendments.
(3)	Represents the percentage change in effective rent between the original leases and the renewal leases. Effective rents represent average annual base rental payments, on a straight-line basis for the term of each lease, excluding operating expense reimbursements. The underlying leases contain various expense structures including gross, modified gross, net and triple net.

Our ability to maintain or increase occupancy rates is a principal driver of maintaining and increasing the average effective rents in our commercial segments.  The increase in the average growth in effective rents for the industrial segment for the nine months ended January 31, 2016 when compared to the same periods in the prior fiscal year is due to a 195,075 square foot lease renewal executed at our Stone Container property in Fargo, North Dakota.  This lease was renewed at a 19.2% increase in effective rent primarily due to improved market conditions in the property location.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
COMMERCIAL LEASING SUMMARY (Same-Store Properties)

Lease Expirations

Our ability to maintain and improve occupancy rates, and base rents, primarily depends upon our continuing ability to re-lease expiring space. The following table reflects the in-service portfolio lease expiration schedule of our consolidated healthcare and industrial properties, including square footage and annualized base rent for expiring leases, as of January 31, 2016.

Fiscal Year of Lease Expiration	# of Leases	Square Footage of Expiring Leases(2)	Percentage of Total Commercial Segments Leased Square Footage	Annualized Base Rent of Expiring Leases at Expiration(3)	Percentage of Total Commercial Segments Annualized Base Rent
2016 (remainder)(1)	29	359,418	9.1%	$4,498,347	8.1%
2017	28	195,819	4.9%	2,975,306	5.4%
2018	21	190,145	4.8%	4,432,353	8.0%
2019	23	363,803	9.2%	5,012,211	9.0%
2020	14	170,080	4.3%	2,024,020	3.6%
2021	21	305,801	7.7%	3,361,298	6.0%
2022	39	1,296,621	32.7%	17,019,770	30.6%
2023	12	480,309	12.1%	2,314,783	4.2%
2024	26	206,209	5.2%	4,053,182	7.3%
2025	11	136,393	3.4%	2,738,609	4.9%
Thereafter	13	260,954	6.6%	7,160,363	12.9%
Totals	237	3,965,552	100.0%	$55,590,242	100.0%

(1)	Includes month-to-month leases. As of January 31, 2016, month-to-month leases accounted for 307,706 square feet of which 286,854 square feet were located in five senior housing facilities in Wyoming.
(2)	Assuming that none of the tenants exercise renewal or termination options, and including leases renewed prior to expiration. Also excludes 99,535 square feet of space occupied by us.
(3)	Annualized Base Rent is monthly scheduled rent as of January 1, 2016, multiplied by 12.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
10 LARGEST COMMERCIAL TENANTS – BASED ON ANNUALIZED BASE RENT(1)
as of January 31, 2016

Tenant	Number of Properties	Average Remaining Lease Term in Months	% of Total Commercial Segments’ Minimum Rents	Aggregate Rentable Square Feet	% of Aggregate Occupied Square Feet
Affiliates of Edgewood Vista	33	56	30.2%	1,521,147	38.4%
Fairview Health Services	8	51	7.7%	240,243	6.1%
St. Luke’s Hospital of Duluth, Inc.	6	46	7.1%	198,775	5.0%
PrairieCare Medical LLC	2	234	4.6%	100,292	2.5%
HealthEast Care System	1	37	3.6%	114,316	2.9%
Nebraska Orthopaedic Hospital(3)	1	158	2.8%	61,758	1.6%
Quality Manufacturing Corp	1	84	2.1%	427,798	10.8%
Westrock CP LLC	1	59	1.9%	195,075	4.9%
Allina Health	4	36	1.7%	56,306	1.4%
Children’s Hospitals & Clinics	3	62	1.7%	51,088	1.3%
Total/Weighted Average		59	63.4%	2,966,798	74.9%

(1)	See Definitions on page 27.
(2)	The tenant in the Nebraska Orthopaedic Hospital property has exercised its option to purchase the property. However, we can give no assurance if or when the sale of the property will be completed.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
COMMERCIAL LEASE EXPIRATIONS
 as of January 31, 2016

	(dollars in thousands except average rental rates)
Fiscal Year	Number of Leases	Rentable Square Feet(1)	% of Rentable Square Feet	Annualized Rent(2)	Average Rental Rate	% of Annualized Base Rent
Healthcare
2016(remainder)(3)	29	359,418	12.3%	$4,498	$12.51	8.9%
2017	27	126,219	4.3%	2,601	20.61	5.2%
2018	20	180,443	6.2%	4,377	24.26	8.7%
2019	17	206,208	7.1%	4,220	20.46	8.4%
2020	13	68,513	2.3%	1,427	20.83	2.8%
2021 and thereafter	114	1,981,913	67.8%	33,176	16.74	66.0%
	220	2,922,714	100.0%	$50,299	$17.21	100.0%

Industrial
2016(remainder)(4)	0	0	0.0%	$0	$0.00	0.0%
2017	1	69,600	6.7%	374	5.37	7.1%
2018	1	9,702	0.9%	56	5.77	1.0%
2019	6	157,595	15.1%	792	5.03	15.0%
2020	1	101,567	9.7%	597	5.88	11.3%
2021 and thereafter	8	704,374	67.6%	3,472	4.93	65.6%
	17	1,042,838	100.0%	$5,291	$5.07	100.0%

Total
2016(remainder)(5)	29	359,418	9.1%	$4,498	$12.51	8.1%
2017	28	195,819	4.9%	2,975	15.19	5.4%
2018	21	190,145	4.8%	4,433	23.31	8.0%
2019	23	363,803	9.2%	5,012	13.78	9.0%
20120	14	170,080	4.3%	2,024	11.90	3.6%
2021 and thereafter	122	2,686,287	67.7%	36,648	13.64	65.9%
	237	3,965,552	100.0%	$55,590	$14.02	100.0%

(1)	Excludes 99,535 square feet of space occupied by us, of which 98,174 square feet is income producing real estate operated within a Taxable REIT Subsidiary.
(2)	Annualized Base Rent is monthly scheduled rent as of January 1, 2016 (cash basis), multiplied by 12.
(3)	Includes month-to-month leases. As of January 31, 2016 month-to-month leases accounted for 307,706 square feet.
(4)	The industrial segment has no month-to-month leases in place as of January 31, 2016.
(5)	Includes month-to-month leases. As of January 31, 2016 month-to-month leases accounted for 307,706 square feet.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
FISCAL 2016 ACQUISITIONS AND DEVELOPMENT SUMMARY
as of January 31, 2016
(dollars in thousands)

Acquisitions

Property	Location	Segment	Acquisition Date	Square Feet/Units	Occupancy At Acquisition	January 31, 2016 Occupancy	Acquisition Cost
Lakeside Medical Plaza	Omaha, NE	Healthcare	August 20, 2015	27,819	100%	100%	$6,500
Gardens	Grand Forks, ND	Multifamily	September 10, 2015	74	36.5%	85.1%	9,250
GrandeVille at Cascade Lake	Rochester, MN	Multifamily	October 29, 2015	276	94.6%	84.8%	56,000
			Total Square Feet	27,819			$71,750
			Total Units	350

Developments Placed in Service

Property(1)	Location	Segment	Date Placed in Service	Rentable Square Feet/Units	Occupancy At Date Placed in Service	January 31, 2016 Occupancy	Development Cost
Chateau II	Minot, ND	Multifamily	June 1, 2015	72	27.8%	79.2%	$14,641
Edina 6565 France SMC III(2)	Edina, MN	Healthcare	June 1, 2015	57,624	24.5%	24.5%	32,725
Renaissance Heights(3)	Williston, ND	Multifamily	July 27, 2015	288	42.4%	46.2%	62,451
PrairieCare Medical	Brooklyn Park, MN	Healthcare	September 8, 2015	70,756	100%	100%	24,358
Minot Southgate Retail	Minot, ND	Other	October 1, 2015	7,963	0%	0%	2,623
			Total Square Feet	136,343			$136,798
			Total Units	360

(1)	Development projects that are placed in service in phases are excluded from this table until the entire project has been placed in service. See Development In Progress Summary for additional information on the Deer Ridge, 71 France and Cardinal Point projects, which were partially placed in service during the nine months ended January 31, 2016.
(2)	Anticipated total cost includes estimated tenant improvement costs that have not been incurred as of January 31, 2016.
(3)	We are currently an approximately 70.0% partner in the joint venture entity constructing this project; the anticipated total cost amount given is the total cost to the joint venture entity.

Developments in Progress

					(in thousands)		(in fiscal years)
Project Name and Location	Location	Planned Segment	Rentable Square Feet or Number of Units	Percentage Leased or Committed	Anticipated Total Cost(1)	Costs as of January 31, 2016	Anticipated Construction Completion
Deer Ridge	Jamestown, ND	Multifamily	163 units	35.0%	$24,874	$24,874	4Q 2016
Cardinal Point(2)	Grand Forks, ND	Multifamily	251 units	35.5%	48,242	48,242	4Q 2016
71 France(3)	Edina, MN	Multifamily	241 units	34.9%	73,290	69,105	1Q 2017
Monticello Crossings	Monticello, MN	Multifamily	202 units	0%	31,784	11,210	2Q 2017
Other		n/a	n/a	n/a	n/a	3,524	n/a
					$178,190	$156,955

(1)	Includes costs related to development projects that are placed in service in phases (Deer Ridge - $14.3 million, 71 France - $41.3 million, Cardinal Point - $23.0 million).
(2)	Anticipated total cost as of January 31, 2016 includes incremental cost increase due to the replacement of the project’s original general contractor. There may be additional costs for this project as it nears completion in the fourth quarter of fiscal year 2016.
(3)	The project will be constructed in three phases by a joint venture entity in which we currently have an approximately 52.6% interest. The anticipated total cost amount given is the total cost to the joint venture entity. The anticipated total cost includes approximately 21,772 square feet of retail space.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
ACQUISITIONS AND DEVELOPMENT LIQUIDITY PROFILE
as of January 31, 2016
(in millions)

Sources of Liquidity		Liquidity Needs
Liquidity Source	Amount	Liquidity Need	Amount
Cash on balance sheet as of 1/31/16(1)	$47	Development	$34
Line of credit availability(2)	$82	Acquisitions(4)	$48
Disposition proceeds(3)	$5
Construction loan proceeds	$62
Total Potential Liquidity	$196	Total Liquidity Needs	$82
Excess Liquidity / (Need)	$114

Capital Sources
Nine Months Ended 01/31/16		FY2015
Capital Source	Proceeds Generated	Capital Source	Proceeds Generated
Sale of common shares under dividend reinvestment and share purchase plan	$1	Sale of common shares under dividend reinvestment and share purchase plan	$39
Proceeds from sales of real estate and discontinued operations	$375	Proceeds from sales of real estate and discontinued operations	$27
Total Capital Generated	$376	Total Capital Generated	$66

(1)	Includes compensating balances of $14 million.
(2)	Line of credit of $100 million less $18 million drawn as of 1/31/16.
(3)	Disposition proceeds consists of $5 million of estimated gross proceeds, less estimated outstanding debt and estimated closing costs of $0 from closed and pending sales for the period from 1/31/16 through 3/10/16. No assurances can be given that pending transactions will be completed on terms currently proposed, or at all.
(4)	Acquisitions amount consists of estimated gross costs, net of UPREIT contributions, for closed and pending acquisitions for the period from 01/31/16 through 03/10/16. No assurances can be given that pending transactions will be completed on terms currently proposed, or at all.

Definitions
January 31, 2016

Adjusted EBITDA is earnings before interest, taxes, depreciation, amortization, gain/loss on sale of real estate and other investments, impairment of real estate investments, gain/loss on extinguishment of debt and gain/loss from involuntary conversion. We consider Adjusted EBITDA to be an appropriate supplemental performance measure because it permits investors to view income from operations without the effect of depreciation, the cost of debt, or non-operating gains and losses. Adjusted EBITDA is a non-GAAP measure. Adjusted EBITDA as calculated by us is not comparable to Adjusted EBITDA reported by other REITs that do not define Adjusted EBITDA exactly as we do.

Adjusted funds from operations (AFFO) is calculated by subtracting from Funds from operations (FFO) (1) tenant improvements and leasing costs at same-store properties, and recurring capital expenditures that are capitalized and amortized and are necessary to maintain our properties and revenue stream and (2) straight line rents, then adding (3) non-real estate depreciation and amortization and (4) share-based compensation expense. We may also adjust FFO for certain unusual non-recurring items that do not produce cash available for distribution to shareholders or are otherwise not representative of our ongoing operating performance. Our calculation subtracts from FFO leasing commissions and tenant improvements at same-store properties only, since we consider tenant improvement and leasing cost levels at non-same-store properties unrepresentative of expected levels at same-store properties. Previously-reported AFFO amounts are not revised for changes in the composition of the same-store properties pool. AFFO is included herein because we consider it to be a measure of a REIT's ability to incur and service debt and to pay distributions to its shareholders. AFFO is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Annualized base rent (ABR) is calculated as monthly base rent (cash basis) per the lease, as of the reporting period, multiplied by 12.

Debt to total market capitalization is total debt from the balance sheet divided by the sum of total debt from the balance sheet plus the market value of shares outstanding at the end of the period.

Debt service coverage ratio is computed by dividing Adjusted EBITDA by interest expense and principal amortization.

Funds from operations (FFO) - The National Association of Real Estate Investment Trusts, Inc. (NAREIT) defines FFO as “net income (computed in accordance with generally accepted accounting principles, excluding gains (or losses) from sales of property, plus real estate depreciation and amortization, and adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis.” In addition, in October 2011 NAREIT clarified its computation of FFO to exclude impairment charges for all periods presented. FFO is a non-GAAP measure.  We consider FFO, which is a standard supplemental measure for equity real estate investment trusts, helpful to investors because it facilitates an understanding of the operating performance of properties without giving effect to impairment write-downs and to real estate depreciation and amortization, which assumes that the value of real estate assets diminishes predictably over time.  Since real estate values instead historically rise or fall with market conditions, we believe that FFO provides investors and management with a more accurate indication of our financial and operating results.

Net Operating Income (NOI) is total real estate revenues and gain on involuntary conversion less real estate expenses (which consist of utilities, maintenance, real estate taxes, insurance and property management expenses).  We believe that NOI is an important supplemental measure of operating performance for a REIT’s operating real estate because it provides a measure of core operations that is unaffected by depreciation, amortization, financing and general and administrative expense. NOI does not represent cash generated by operating activities in accordance with GAAP and should not be considered an alternative to net income, net income available for common shareholders or cash flow from operating activities as a measure of financial performance.

Payout ratio (FFO per share and unit basis) - The ratio of the current quarterly or annual distribution rate per common share and unit divided by quarterly or annual FFO per share and unit.

Ratio of earnings to fixed charges - The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations plus fixed charges and preferred distributions, less adjustments for noncontrolling interests - consolidated real estate entities, capitalized interest and preferred distributions. Fixed charges consist of mortgage and loan interest expense, whether expensed or capitalized, the amortization of debt expense and capitalized interest.

Ratio of earnings to combined fixed charges and preferred distributions - The ratio of earnings to combined fixed charges and preferred distributions is computed by dividing earnings by combined fixed charges and preferred distributions. For this purpose, earnings consist of income from continuing operations plus fixed charges and preferred distributions, less adjustments for noncontrolling interests - consolidated real estate entities, capitalized interest and preferred distributions. Combined fixed charges and preferred distributions consist of fixed charges (mortgage and loan interest expense, whether expensed or capitalized, the amortization of debt expense and capitalized interest) and preferred distributions.

Recurring capital expenditures are expenditures (excluding capital expenditures recoverable from tenants and capital expenditures at properties sold during the period) made on a regular or recurring basis to maintain a property’s competitive position within its market, generally with a depreciable life of 5 to 12 years, but excluding (a) capital expenditures made in the year of acquisition and in subsequent periods until the property is classified as same-store (i.e., excluding capital expenditures on non-same-store properties), (b) improvements associated with the expansion or re-development of a building, (c) renovations to a building which change the underlying classification of the building (for example, from industrial to office or Class C office to Class A office) or (d) capital improvements that represent the addition of something new to a property, rather than the replacement of an existing item.

Scheduled rent revenue is the total possible revenue from all leasable units and square footage, with occupied space valued at contract rates pursuant to leases and vacant units or square footage at market rates.

Same-store properties are properties owned or in service for the entirety of the periods being compared (except for properties for which significant redevelopment or expansion occurred during either of the periods being compared, and properties sold or classified as held for sale), and, in the case of development or re-development properties, which have achieved a target level of occupancy of 90% for multifamily properties and 85% for office, healthcare, industrial and retail properties.

US GAAP – Accounting principles generally accepted in the United States of America.